                      FIRST AMERICAN INVESTMENT FUNDS, INC.
                       SUPPLEMENT DATED SEPTEMBER 26, 2008
                      TO PROSPECTUS DATED OCTOBER 29, 2007

This information supplements the Short & Intermediate Tax Free Income Funds Prospectus of First American Investment Funds, Inc. ("FAIF"), dated October 29, 2007, as previously supplemented August 18, 2008 (the "Prospectus"). This supplement and the Prospectus constitute a current Prospectus. To request a copy of the Prospectus, please call 800-677-FUND.

The Board of Directors of FAIF has approved the merger of California Intermediate Tax Free Fund into California Tax Free Fund and the merger of Colorado Intermediate Tax Free Fund into Colorado Tax Free Fund. The mergers must be approved by the shareholders of California Intermediate Tax Free Fund and Colorado Intermediate Tax Free Fund, respectively. It is currently anticipated that proxy materials regarding the mergers will be distributed to shareholders sometime during the fourth quarter of 2008. Until the mergers are completed, California Intermediate Tax Free Fund and Colorado Intermediate Tax Free Fund will remain open for investment by both current and new shareholders.

                                                                   FAIF-S&ITAX#2